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                                                                    EXHIBIT 32.2

                            LAM RESEARCH CORPORATION

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lam Research Corporation (the "Company") on Form 10-Q for the fiscal period ending March 28, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mercedes Johnson, Senior Vice President, Finance, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 4, 2004

                               /s/ Mercedes Johnson

                               --------------------------------------------
                               Mercedes Johnson

                               Senior Vice President, Finance,

                               Chief Financial Officer and

                               Chief Accounting Officer